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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------
                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)
New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ---------------------------------------------
                      General Motors Acceptance Corporation
              (Exact name of obligors as specified in its charter)


Delaware                                                              38-0572512
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                              identification Nos.)

200 Renaissance Center
Detroit, MI                                                               48265
 (Address of principal executive offices)                             (Zip Code)

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       SmartNotes, Due from Nne Months to Thirty Years from Date of Issue
                       (Title of the indenture securities)


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                                     GENERAL

Item 1. General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               New York State Banking Department, State House, Albany, New York 12110.

               Board of Governors of the Federal Reserve System, Washington, D.C., 20551

               Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.


Item 2. Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

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Item 16. List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of May, 2001

                                         THE CHASE MANHATTAN BANK

                                         By: /s/ JAMES P. FREEMAN
                                             --------------------
                                                 James P. Freeman
                                                  Vice President



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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                      at the close of business December 31,
                   2000, in accordance with a call made by the
                Federal Reserve Bank of this District pursuant to
                   the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                     ASSETS                                        in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ............................................ $  22,648
     Interest-bearing balances ....................................     6,608
Securities:  ......................................................
Held to maturity securities........................................       556
Available for sale securities......................................    66,556
Federal funds sold and securities purchased under
     agreements to resell .........................................    35,508
Loans and lease financing receivables:
     Loans and leases, net of unearned income    $158,034
     Less: Allowance for loan and lease losses      2,399
     Less: Allocated transfer risk reserve ...          0
                                                 --------
     Loans and leases, net of unearned income,
     allowance, and reserve .......................................   155,635
Trading Assets ....................................................    59,802
Premises and fixed assets (including capitalized
     leases).......................................................     4,398
Other real estate owned
 ...................................................................        20
Investments in unconsolidated subsidiaries and
     associated companies..........................................       338
Customers' liability to this bank on acceptances
     outstanding ..................................................       367
Intangible assets .................................................     4,794
Other assets ......................................................    19,886
                                                                       ------
TOTAL ASSETS ......................................................  $377,116
                                                                    =========

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                                   LIABILITIES
Deposits
     In domestic offices ..........................................  $132,165
     Noninterest-bearing ..........................................   $54,608
     Interest-bearing .............................................    77,557
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .......................................   106,670
Noninterest-bearing ..................$     6,059
     Interest-bearing ................    100,611

Federal funds purchased and securities sold under agree-
ments to repurchase ...............................................    45,967
Demand notes issued to the U.S. Treasury ..........................       500
Trading liabilities ...............................................    41,384
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less ................     6,722
       With a remaining maturity of more than one year
            through three years....................................         0
       With a remaining maturity of more than three years..........       276
Bank's liability on acceptances executed and outstanding                  367
Subordinated notes and debentures .................................     6,349
Other liabilities .................................................    14,515

TOTAL LIABILITIES .................................................   354,915

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                               0
Common stock ......................................................     1,211
Surplus  (exclude all surplus related to preferred stock)...           12,614
Undivided profits and capital reserves ............................     8,658
Net unrealized holding gains (losses)
on available-for-sale securities ..................................      (298)
Accumulated net gains (losses) on cash flow hedges.................         0
Cumulative foreign currency translation adjustments .........              16
TOTAL EQUITY CAPITAL ..............................................    22,201
                                                                       ------
TOTAL LIABILITIES AND EQUITY CAPITAL ..............................  $377,116
                                                                    =========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.


                                    DOUGLAS A. WARNER III      )
                                    WILLIAM B. HARRISON JR.    )DIRECTORS
                                    ELLEN V. FUTTER            )

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